Other income and other net gains (Tables)	12 Months Ended
Dec. 31, 2025
Analysis of income and expense [abstract]
Disclosure of other operating income expense

	2025	2024	2023
		(Restated)	(Restated)
Continuing operations
Government subsidies (notes)	$151	$—	$108
Bank interest income	1,042	1,846	3,570
Dividend income	153	—	—
Net foreign exchange (loss)/gain	(837)	7	376
Sundry income	105	153	79
	$614	$2,006	$4,133
Notes: The Group has recognized various subsidies granted by the governments in different jurisdictions, including:
(i)funding support of $151 under the Research Talent Hub program of Innovation and Technology Fund, administered by the Innovation and Technology Commission of The Government of Hong Kong Special Administrative Region during the year ended December 31, 2025. The Research Talent Hub aims to provide funding support for companies undertaking research and development projects funded by the Innovation and Technology Fund to engage research talent to conduct research and development work.
(ii)funding support of $72 and $36 from the Employment Support Scheme (the “ESS”) and the Job Creation Scheme from the Hong Kong Institute of Human Resource Management (the “HKIHRM”) under the Anti-epidemic Fund set up by The Government of Hong Kong Special Administrative Region during the year ended December 31, 2023, respectively. The purpose of the funding was to provide financial support to enterprises to retain their employees who would otherwise be made redundant. Under the ESS, the Group was required not to make redundancies during the subsidy period and to spend all the funding on paying wages to the employees; and Under the HKIHRM, employers who are HKIHRM members which created job positions are eligible to apply for salary government grants.